                          SECOND AMENDMENT TO LOAN AGREEMENT


          THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made and entered into as of October 14, 1999, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., a California corporation ("American Home"), [iii] THERMOVIEW INDUSTRIES, INC. OF CALIFORNIA, a California corporation, formerly known as Five Star Builders, Inc., and successor in interest to American Home Remodeling ("Thermoview of California"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi]LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [viii]PRECISION WINDOW MFG., INC., a Missouri corporation ("Precision"), [ix] ROLOX, INC., a Kansas corporation ("Rolox"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota business corporation, formerly known as Ice Inc., successor in interest to Thermal Line Windows, LLP, and Blizzard Enterprises, Inc. ("Thermal Line"), [xii] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("TAG"), [xiii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xiv] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("TSC"), [xv] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), [xvi] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("TSAAI"), [xvii] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("TSAMI"), [xviii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("TSAW"), [xix] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas") (ThermoView, American Home, ThermoView of California, Key Home, Key Home Mortgage, Leingang Siding, Primax, Precision, Rolox, TD Windows, Thermal Line, TAG, ThermoView-Missouri, TSC, Thermo-Tilt, TSAAI, TSAMI, TSAW, and Thomas, individually are referred to in this Agreement as a "BORROWER" and collectively are referred to in this Agreement as the "BORROWERS"), with an address in care of ThermoView Industries, 1101 Herr Lane, Louisville, Kentucky 40222 and [xx] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "BANK").


                                     RECITALS:

          1. The Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998, as amended pursuant to that certain Joinder to Loan Documents and Amendment to Loan Documents (Thomas Construction, Inc.) dated as of January 1, 1999, by and among certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Precision Window Mfg., Inc.) dated as of January 5, 1999 by and among certain of the Borrowers and the Bank, and as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Thermo-Shield) dated as of July 8, 1999, by and among the Borrowers and the Bank, and as further amended by an amendment to Loan Agreement dated as of July 30, 1999 entered into among the Borrowers and the Bank (as so amended, the "Loan Agreement") (certain capitalized terms used in this Amendment have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Borrowers.

          2. Bank has agreed with Borrowers to make loans (the "Term Loan") to be evidenced by that certain Term Note (Multiple Advance) dated as of the date of this Amendment made by Borrowers to the order of Bank in face principal amount of $2,500,000 (the "Term Note"), subject to and in accordance with the provisions of the Term Note, this Amendment and the other documents delivered in connection herewith (the Term Note, this Amendment and such other documents are referred to collectively herein as the "Term Loan Documents"), including but not limited to the Advance Limitation as defined in the Loan Agreement which, until the Term Note has been paid in full, shall be applicable not only to the Loan as defined in the Loan Agreement, but also the Term Loan, as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises, for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, it is hereby agreed as follows:

               1. At all times until the Term Loan has been paid in full, and anything contained in Section 1.C. of the Loan Agreement to the contrary notwithstanding, the sum of the aggregate unpaid principal amount of Advances of the Loan, plus the aggregate unpaid principal amount of the Term Loan, shall not exceed the Advance Limitation as defined in Section 1.C.[2] of the Loan Agreement, nor shall Bank be required to make any Advance of the Loan or advance of the Term Loan if, after giving effect thereto, the sum of the aggregate unpaid principal amount of Advances of the Loan plus the unpaid principal amount of the Term Loan would exceed the Advance Limitation. In the event that the sum of the Advances of the Loan plus the unpaid principal amount of the Term Loan at any time exceeds the Advance Limitation, Borrowers shall, without limitation of any other remedy available to Bank in such event, immediately repay first, the Term Loan, and then, if necessary, the Loan, so that after giving effect to such payments the aggregate principal amount of Advances of the Loan plus the outstanding amount of the Term Loan shall no longer exceed the Advance Limitation.

               2. Without limitation of any of the provisions contained in the Term Note or the other Term Loan Documents concerning any entitlement of Borrowers to obtain disbursements of the Term Loan, it shall be a condition to any such advance of the Term Loan that the representations and warranties of Borrowers contained in the Loan Agreement remain in full force and effect and that no Event of Default, as defined in the Loan Agreement and in the Term Note, respectively, (or circumstance that with any applicable required notice and/or period of cure would become an Event of Default as defined in each document), is existing or will exist after giving effect to the Advance of the Term Loan being requested.

               3. Notwithstanding the provisions contained in the Term Note concerning the maturity date and required payment of principal thereof, Borrowers shall prepay the Term Note to the full extent of all amounts of proceeds received by any one or more of the Borrowers (net of expenses incurred as a direct result of the offering) from any issuance of any common or preferred or other capital stock offering of whatsoever nature by any one or more of the Borrowers.

               4. Except as modified by this Amendment, the provisions of the Loan Agreement remain in full force and effect in the same form as they existed immediately prior to the execution and delivery of this Amendment. The Bank acknowledges that the Term Loan shall not affect the Dollar Limitation on Advances of the Loan as set forth in the Loan Agreement. From and after the effectiveness of this Amendment, each reference to the Loan Agreement shall mean and be deemed to be a reference to the Loan Agreement as modified by this Amendment. This Amendment contains the final, complete and exclusive agreement of the parties to it with regard to its subject matter, may not be amended except in writing signed by each of the parties to it, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to it and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Amendment may be executed in counterparts, and all counterparts collectively shall constitute one original document. Borrowers hereby jointly and severally agree to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Amendment and the other Term Loan Documents, including but not limited to the reasonable fees of legal counsel to Bank.

          IN WITNESS WHEREOF, the parties to this Amendment have caused it to be executed by a representative of each duly authorized to do so effective as of the day and year first above written.


                              "BORROWERS"

                              THERMOVIEW INDUSTRIES, INC.,
                              a Delaware corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              AMERICAN HOME DEVELOPERS CO., a California corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President


                              THERMOVIEW INDUSTRIES, INC. OF CALIFORNIA, a
                              California     corporation, formerly known as Five
                              Star Builders Inc., and successor in interest to American Home Remodeling


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              KEY HOME CREDIT, INC.,  a
                              Delaware corporation


                              By:     /s/ Leigh Ann Barney
                                      -------------------------------------
                                      Leigh Ann Barney, President

                              KEY HOME MORTGAGE, INC., a Delaware
                              corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              LEINGANG SIDING AND WINDOW, INC., a
                              North Dakota business corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              PRIMAX WINDOW CO., a Kentucky corporation

                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              PRECISION WINDOW MFG., INC., a Missouri
                              corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              ROLOX, INC. a Kansas corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              TD WINDOWS, INC. a Kentucky corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              THERMAL LINE WINDOWS, INC. a
                              North Dakota corporation, formerly known as Ice Inc., successor in interest to Blizzard Enterprises, Inc. and Thermal Line Windows, LLP


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              THERMOVIEW ADVERTISING GROUP, INC.,
                              a Delaware corporation


                              By:     /s/ Charlton C. Hundley
                                      -------------------------------------
                                      Charlton C. Hundley, Secretary

                              THERMOVIEW OF MISSOURI, INC., a
                              Missouri corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              THERMO-SHIELD COMPANY, LLC,
                              an Illinois limited liability company


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, Manager and
                                      President


                              THERMO-TILT WINDOW COMPANY, a
                              Delaware corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              THERMO-SHIELD OF AMERICA (ARIZONA), INC., an
                              Arizona corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              THERMO-SHIELD OF AMERICA
                              (MICHIGAN), INC., a Michigan corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              THERMO-SHIELD OF AMERICA
                              (WISCONSIN), LLC, a Wisconsin limited liability company


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, Manager and
                                      President

                              THOMAS CONSTRUCTION, INC., a Missouri
                              corporation


                              By:     /s/ Nelson E. Clemmens
                                      -------------------------------------
                                      Nelson E. Clemmens, President

                              PNC BANK, NATIONAL ASSOCIATION,
                              a national banking association


                              By:     /s/ Gregory M. Carroll
                                      -------------------------------------
                                      Gregory M. Carroll, Vice President